UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 18, 2015

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) - Compensatory Arrangements of Certain Officers

Restricted Stock Unit Awards to Certain Executive Officers

On February 18, 2015, the Compensation and Management Development Committee of the Board of Directors (the “Committee”) of Eastman Chemical Company (the “Company”) awarded long-term stock-based incentive compensation opportunities to each of the Company’s executive officers and to other management-level employees.

The Committee awarded to each executive officer and to certain other management-level employees (i) ten year options to purchase common stock which vest and become exercisable in one-third increments on each of the first three anniversaries of the grant date and (ii) 2015-2017 performance shares payable in unrestricted shares of common stock at the end of the three-year performance period. The award date of the performance shares is January 1, 2015 (the beginning of the performance period) and the grant date of the options is February 27, 2015. The Committee determined the recipients, terms, size, and mix of these stock-based pay awards as described in the Compensation Discussion and Analysis section of the Company’s 2014 Annual Meeting Proxy Statement, and the terms of the options and performance shares are substantially the same as those described in the Company’s 2014 Annual Meeting Proxy Statement and filed as exhibits to the Company’s Annual Report on Form 10-K for 2013. The specific terms of the executive option grants will be included in each executive officer’s Form 4 filing reporting his acquisition of the options, the form of the 2015-2017 performance share awards will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and the specific terms of the option grants and of the performance share awards to the executive officers for whom executive compensation disclosure is provided (the “named executive officers”) will be disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders.

In addition, the Committee awarded 14,600 restricted stock units to Senior Vice President, Chief Legal Officer and Corporate Secretary David A. Golden (one of the named executive officers in the Company's 2014 Annual Meeting Proxy Statement) and 14,600 restricted stock units to one other executive officer. The restricted stock units will vest and be paid in unrestricted shares of Company common stock on February 18, 2018, subject to each executive officer’s continued employment. The terms of these restricted stock unit awards was included in each executive officer’s February 20, 2015 Form 4 filing reporting his acquisition of the restricted stock units, and the form of the restricted stock unit awards will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY
	By:	/s/ Brian L. Henry
	Name:	Brian L. Henry
	Title:	Senior Counsel & Assistant Secretary
Date: February 24, 2015